UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 26, 2015
Date of Report (Date of earliest event reported)
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LEUCADIA NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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New York (State or other jurisdiction of incorporation or organization)	1-5721 (Commission File Number)	13-2615557 (I.R.S. Employer Identification No.)

520 Madison Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

(408) 601-1000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 26, 2015, our Board of Directors amended Article II, Section 5 and Article III, Section 8 of our By-Laws to provide our Board of Directors with the ability to act by unanimous written consent by electronic means and to correct a scriveners error that previously omitted the heading entitled “Article V”.

This description of the amendment to the By-Laws is qualified in its entirety by reference to the text of the amended and restated By-Laws filed as Exhibit 3 to this Report.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Description
3	Amended and Restated Bylaws, effective February 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

By:	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary and Associate General Counsel

Date:  March 2, 2015

Exhibit Index

Exhibit No.	Description
3	Amended and Restated Bylaws, effective February 26, 2015

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